Exhibit 10.1

AMENDMENT NO. 2 TO SECOND AMENDED AND

RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of August 6, 2024 (this “Amendment No. 2”), is by and among MEDICAL PROPERTIES TRUST, INC., a Maryland corporation (“Holdings”), MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the Guarantors party hereto, the Lenders listed on the signature pages hereof, which constitute the Required Lenders (the “Consenting Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Reference is made to that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 29, 2022 (as amended by that certain Amendment No. 1 to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 12, 2024 and as further amended, restated, replaced, supplemented or modified from time to time, the “Credit Agreement”), by and among Holdings, the Borrower, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

RECITALS

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders make certain amendments to the Credit Agreement; and

WHEREAS, the Borrower, the Administrative Agent and the Consenting Lenders are willing to make such amendments as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.
AMENDMENTS TO CREDIT Agreement.

A. As of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement (excluding the Exhibits and Schedules) is hereby amended as set forth on Exhibit A attached hereto such that all of the newly inserted bold, double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text) and any formatting changes reflected therein shall be deemed to be inserted and reflected in the text of the Credit Agreement and all of the deleted stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) shall be deemed to be deleted from the text of the Credit Agreement.

B. As of the Amendment Effective Date (as defined in Section 4 hereof), Schedule AR to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit B attached hereto.

C. As of the Amendment Effective Date (as defined in Section 4 hereof), Schedule 1.1A to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit C attached hereto.

SECTION 2.
REPRESENTATIONS AND WARRANTIES OF BORROWER AND HOLDINGS TC

In order to induce the Lenders and Administrative Agent to enter into this Amendment No. 2, Borrower and Holdings each represents and warrants to each Lender and Administrative Agent that the following statements are true, correct and complete as of the date hereof:

(i) each Loan Party has the power and authority, and the legal right, to make, deliver and perform its obligations under this Amendment No. 2 and, as applicable, the Credit Agreement as amended by this Amendment No. 2 (the “Amended Agreement”);

(ii) each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment No. 2;

(iii) no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment No. 2, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect;

(iv) the execution, delivery and performance of this Amendment No. 2 will not violate (i) the charter, by-laws or other constitutive documents of any Loan Party or (ii) any Requirement of Law or any Contractual Obligation of any Group Member, except, in the case of this clause (ii), for any such violation which could not reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation;

(v) this Amendment No. 2 has been duly executed and delivered by each Loan Party and this Amendment No. 2 and the Amended Agreement are the legal, valid and binding obligations of each Loan Party party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(vi) the representations and warranties contained in Section 4 of the Credit Agreement are and will be true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on and as of the date hereof and the Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on and as of such earlier date; and

(vii) no Default or Event of Default has occurred and is continuing.

SECTION 3.
ACKNOWLEDGEMENT AND CONSENT

Each of Holdings and the undersigned Additional Guarantors (as defined in the Guarantee Agreement described below) has read this Amendment No. 2 and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 2, the obligations of Holdings and such Additional Guarantor under each of the Loan Documents to which Holdings and such Additional Guarantor is a party shall not be impaired and each of the Loan Documents to which Holdings and such Additional Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

Each of Holdings, the Additional Guarantors, and the Borrower hereby acknowledges and agrees that each reference to the “Credit Agreement” in the defined term “Guarantor Obligations” under, and as defined in, the Amended and Restated Guarantee Agreement, dated as of June 29, 2022, by and among Holdings, the Additional Guarantors, and the Administrative Agent (the “Guarantee Agreement”) TC will be understood to refer to the Credit Agreement (as amended hereby).

SECTION 4.
CONDITIONS TO EFFECTIVENESS TC

Except as set forth below, Section 1 of this Amendment No. 2 shall become effective only upon the satisfaction of the following conditions precedent (the first date that all such conditions have been satisfied being referred to as the “Amendment Effective Date”):

A.
The Borrower, Holdings, the Additional Guarantors, the Administrative Agent and the Required Lenders shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.
B.
The Borrower shall have paid the Administrative Agent, for the account of each Consenting Lender, a consent fee equal to 0.075% (7.5 basis points) of such Consenting Lender’s portion of the aggregate amount of outstanding Term Loans and Revolving Commitments as of the Amendment Effective Date, calculated after giving effect to the reduction in Revolving Commitments pursuant to Section 2.4(d) of the Credit Agreement (as amended hereby).
C.
Borrower shall have paid or reimbursed the Administrative Agent and the Lenders and their respective Affiliates for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment No. 2 and the consummation and administration of the transactions contemplated thereby, including the reasonable and documented fees and disbursements of Davis Polk & Wardwell LLP, as counsel to the Administrative Agent and the Lenders, to the extent invoiced not less than two (2) Business Days prior to the Amendment Effective Date.

D. The UK Facility has been amended pursuant to the terms of the UK Facility contemporaneously with the transactions contemplated by this Agreement and the terms and conditions of such amendment are reasonably satisfactory to the Administrative Agent (provided that such amendment will be deemed to be satisfactory to Administrative Agent if the terms of such amendment are substantially similar to the draft amendment dated July 29, 2024 and provided to Administrative Agent).

SECTION 5.
MISCELLANEOUS TC
A.
Notice of Repayment. This Amendment constitutes a notice of repayment of Revolving Loans for purposes of Section 2.10(a) of the Credit Agreement with respect to all repayments of Revolving Loans required to be made under Section 6.14 of the Credit Agreement, in each case conditioned on the requirement to make such prepayment arising under Section 6.14 of the Credit Agreement.
B.
Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii) Except as specifically amended by this Amendment No. 2, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment No. 2 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

(iv) This Amendment No. 2 shall be deemed to be a “Loan Document”.

C.
Headings. Section and subsection headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose or be given any substantive effect.
D.
Applicable Law TC . THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
E.
Counterparts; Effectiveness. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment No. 2 by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment No. 2. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment No. 2 and/or any document to be signed in connection with this Amendment No. 2 and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MEDICAL PROPERTIES TRUST, INC.

By: /s/ R. Steven Hamner

Name: R. Steven Hamner

Title: Executive Vice President and Chief Financial Officer

MPT OPERATING PARTNERSHIP, L.P.

By: MEDICAL PROPERTIES TRUST, LLC, its general partner

By: MEDICAL PROPERTIES TRUST, INC., its sole member

By: /s/ R. Steven Hamner

Name: R. Steven Hamner

Title: Executive Vice President and Chief Financial Officer

[Signature Page – Amendment No. 2]

ADDITIONAL GUARANTORS:

MPT HARROW LTD

By: /s/ Conor O'Donnell
Name: Conor O'Donnell
Title: Director

MPT OSBORNE LTD

By: /s/ Conor O'Donnell
Name: Conor O'Donnell
Title: Director

MPT MILTON KEYNES LTD

By: /s/ Conor O'Donnell
Name: Conor O'Donnell
Title: Director

MPT HENDON LTD

By: /s/ Conor O'Donnell
Name: Conor O'Donnell
Title: Director

MPT EDGBASTON LTD

By: /s/ Conor O'Donnell
Name: Conor O'Donnell
Title: Director

[Signature Page – Amendment No. 2]

MPT DROITWICH SPA LTD

By: /s/ Conor O'Donnell
Name: Conor O'Donnell
Title: Director

MPT DORCHESTER LTD

By: /s/ Conor O'Donnell
Name: Conor O'Donnell
Title: Director

[Signature Page – Amendment No. 2]

EXECUTED by Evolution Trustees Limited )

(ABN 29 611 839 519) as trustee of the MPT )

Australia Realty Trust

Signature of director Signature of director / company secretary

(delete as applicable)

Name of director (print) Name of director / company secretary (print)

[Signature Page – Amendment No. 2]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender and Issuing Lender

By: /s/ Lance Buxkemper

Name: Lance Buxkemper

Title: Executive Director

[Signature Page – Amendment No. 2]

BARCLAYS BANK PLC,
as a Lender and Issuing Lender

By: /s/ Craig Malloy

Name: Craig Malloy

Title: Director

BANK OF AMERICA, N.A.,
as a Lender and Issuing Lender

By: /s/ H. Hope Walker

Name: H. Hope Walker

Title: Senior Vice President

[Signature Page – Amendment No. 2]

GOLDMAN SACHS BANK USA,
as a Lender and Issuing Lender

By: /s/ Jonathan Dworkin

Name: Jonathan Dworkin

Title: Authorized Signatory

[Signature Page – Amendment No. 2]

KeyBank National Association,
as a Lender and Issuing Lender

By: /s/ Laura Conway

Name: Laura Conway

Title: Senior Vice President

[Signature Page – Amendment No. 2]

THE BANK OF NOVA SCOTIA,
as a Lender

By: /s/ Robb Gass

Name: Robb Gass

Title: Managing Director

[Signature Page – Amendment No. 2]

BNP Paribas,
as a Lender

By: /s/ John Bosco

Name: John Bosco

Title: Managing Director

By: /s/ Claudia Zarate

Name: Claudia Zarate

Title: Managing Director

[Signature Page – Amendment No. 2]

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Edward C. Brady

Name: Edward C. Brady

Title: Senior Vice President

[Signature Page – Amendment No. 2]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By: /s/ Michael Ubriaco

Name: Michael Ubriaco

Title: Director

By: /s/ Jill Wong

Name: Jill Wong

Title: Director

[Signature Page – Amendment No. 2]

HANCOCK WHITNEY BANK,
as a Lender

By: /s/ Michael Woodnorth

Name: Michael Woodnorth

Title: Vice President

[Signature Page – Amendment No. 2]

MUFG BANK, LTD.,
as a Lender

By: /s/ Dominic Yung

Name: Dominic Yung

Title: Director

[Signature Page – Amendment No. 2]

Royal Bank of Canada,
as a Lender

By: /s/ William Behuniak

Name: William Behuniak

Title: Authorized Signatory

[Signature Page – Amendment No. 2]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ Mary Harold

Name: Mary Harold

Title: Managing Director

[Signature Page – Amendment No. 2]

TRUIST BANK, as a Lender

By: /s/ John Saylor

Name: John Saylor

Title: Senior Vice President

[Signature Page – Amendment No. 2]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Andrea Chen

Name: Andrea Chen

Title: Managing Director

[Signature Page – Amendment No. 2]

Exhibit A

Credit Agreement

[See attached]

Exhibit B

Schedule AR

1.
As soon as available to the Borrower, but in any event no later than the fifteen calendar days after the end of each month ending during the Covenant Relief Period, a liquidity statement setting forth in reasonable detail the Borrower’s liquidity position as of the last Business Day of each such month, itemized by type and currency.

2.
As soon as available to the Borrower, but in any event no later than the last Business Day of each calendar month of ending during the Covenant Relief Period, updates on Steward Health Care Services LLC or its Subsidiaries (“Steward”), consisting of (i) updates on the status of any asset sales, other dispositions or re-leasing transactions, (ii) details on any pending or contemplated restructuring transactions and (iii) details on any changes to the obligations owing from Steward to the Borrower and/or its Subsidiaries; provided that the obligations under this paragraph (2) may be satisfied, at the election of the Borrower, either (x) in writing delivered to the Administrative Agent (for concurrent posting to the Lenders) or (y) orally on a conference call with the Administrative Agent to be scheduled in advance no less than five (5) Business Days prior to the date thereof.

(paragraphs 1 and 2 above, collectively, the “Additional Reporting”); provided that the Borrower shall have no obligation to deliver the Additional Reporting set forth in clause 2 above during any period in which Steward is subject to a Bankruptcy Event where records pertaining to such Bankruptcy Event are publicly available or any period in which Steward is no longer a tenant of Holdings or its Subsidiaries.

#98684249v3

Exhibit C

Schedule 1.1A

[See attached]